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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

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                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   AUGUST 26, 1996
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                   Date of Report (Date of earliest event reported)


                           AMERICAN DISPOSAL SERVICES, INC.
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                (Exact name of registrant as specified in its charter)


         DELAWARE                        0-28652               13-3858494
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(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
 incorporation or organization)                           Identification Number


             745 MCCLINTOCK DRIVE, SUITE 305, BURR RIDGE, ILLINOIS 60521
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                       (Address of Principal Executive Offices)


                                    (708) 655-1105
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                 (Registrant's telephone number, including area code)


                                    NOT APPLICABLE
             ------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

       On August 26, 1996, American Disposal Services, Inc. (the "Company") entered into an Amended and Restated Credit Agreement with Internationale Nederlanden (U.S.) Capital Corporation, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and certain other financial institutions as Lenders pursuant to which the Company's existing credit facility was increased by $23 million to an aggregate of $110 million (the "New Credit Facility"). The New Credit Facility provides the Company with a term loan of $25 million, a $10 million revolving credit facility for working capital purposes, and a $75 million expansion facility to be used for acquisitions. At the Closing of the New Credit Facility, held on August 30, 1996, the proceeds of the term loan ($25 million) and $34.8 million of the proceeds of the expansion facility were utilized to repay amounts outstanding under the Company's existing credit facility. The various loans under the New Credit Facility bear interest at rates per annum equal to, at the Company's discretion, either: (i) the higher of (a) the federal funds rate plus 1/2 of 1% and (b) the prime rate, in each case plus an applicable margin ranging from 0% to 1.5%; or (ii) the London Interbank Offered Rate ("LIBOR") plus an applicable margin ranging from 1.5% to 3.25%. Such loans have maturities ranging from 2001 to 2003 and are secured by substantially all of the Company's assets.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Not applicable.

    (b)  Not applicable.

    (c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

         10.1 Amended and Restated Credit Agreement dated as of August 26, 1996 among the Company, Internationale Nederlanden (U.S.) Capital Corporation, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and certain other financial institutions, as Lenders.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN DISPOSAL SERVICES, INC.


                                         /s/ Scott H. Flamm
Date: September 9, 1996                ----------------------------------------
                                         Scott H. Flamm
                                         Senior Vice President and
                                           Chief Financial Officer


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                                    EXHIBIT INDEX

DOC. NO.    DOCUMENT DESCRIPTION                                     PAGE NO.
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10.1        Amended and Restated Credit Agreement dated as of
            August 26, 1996 among the Company, Internationale
            Nederlanden (U.S.) Credit Corporation, as
            Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and certain other financial institutions as Lenders.